                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                               ___________________


                                   FORM 8-K/A
                               AMENDMENT NO. 1 TO
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                               ___________________


Date of report (Date of earliest event reported): April 25, 1996




                                   BARRA, INC.
             (Exact name of registrant as specified in its charter)


        CALIFORNIA                      0-19690                94-2993326
(State or Other Jurisdiction          (Commission            (IRS Employer
    of Incorporation)                 File Number)          Identification No.)


1995 UNIVERSITY AVENUE, BERKELEY, CA                           94704-1058
(Address of principal executive office)                        (Zip code)



Registrant's telephone number, including area code: (510) 548-5442



                                      NONE
          (Former Name or Former Address, if Changed Since Last Report)

The purpose of this Amendment is to file additional materials with the Securities and Exchange Commission, including materials distributed to stockholders of the target company by the registrant in connection with the reported event.
________________________________________________________________________________

This Amendment No. 1 to Form 8-K consists of 5 pages. The Index to Exhibits is on page 5.

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This Amendment No. 1 amends Items 5 and 7 of the Form 8-K Current Report pursuant to Section 13 or 15(d) of the Securities Act of 1934, as amended (the "Exchange Act"), filed with the Securities and Exchange Commission (the "Commission") on April 26, 1996, relating to a merger agreement entered into between BARRA, Inc. (the "Company") and Rogers, Casey & Associates, Inc. ("RCA") which provides for the exchange of approximately 540,000 shares of the Company's common stock for all of the outstanding shares of RCA.


ITEM 5.   OTHER EVENTS

     On June 28, 1996, the Company and RCA mailed to stockholders of RCA a Notice of Consent to Merger and an Information Memorandum in connection with the proposed merger of the Company and RCA. Included as Exhibits to this report are complete copies of the Notice of Consent and Information Memorandum.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

                                                                 Reference to Prior Filing
Exhibit                  Description                             or Exhibit No. Attached Hereto
- - -------                  -----------                             ------------------------------
23.1                     Consent of Deloitte & Touche LLP.       23.1

99.2                     Notice of Consent to Merger             99.2
                         and Rights of Appraisal.

99.3                     Letter of Transmittal, dated            99.3
                         June 28, 1996.

99.4                     Information Memorandum dated            99.4
                         June 28, 1996 concerning the
                         merger of RCA Acquisition Corp.
                         a wholly owned subsidiary of
                         BARRA, Inc. with and into Rogers,
                         Casey & Associates, Inc. in
                         exchange for BARRA Common Stock.

99.5                     Financial Statements of RCA             99.5
                         and its Subsidiaries.

99.6                     The Company's Annual Report             Filed with the Commission
                         to Shareholders for fiscal              by the Company (File No.
                         year ended March 31, 1996.              0-19690) pursuant to the
                                                                 Exchange Act and is
                                                                 incorporated by reference
                                                                 in this Amendment No. 1
                                                                 to Form 8-K.

99.7                     Proxy Statement filed in                Filed with the Commission
                         connection with the Annual              by the Company (File No.
                         Report for the Annual Meeting           0-19690) pursuant to the
                         of Shareholders to be held on           Exchange Act and is
                         July 25, 1996.                          incorporated by reference
                                                                 in this Amendment No. 1
                                                                 to Form 8-K.

99.8                     Annual Report on Form 10-K              Filed with the Commission
                         for the fiscal year ended               by the Company (File No.
                         March 31, 1996.                         0-19690) pursuant to the
                                                                 Exchange Act and is
                                                                 incorporated by reference
                                                                 in this Amendment No. 1
                                                                 to Form 8-K.

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99.9                     The Company and its                     99.9
                         Subsidiaries Pro Forma
                         Condensed Combining Financial
                         Information.

99.10                    Agreement and Plan of                   99.10
                         Reorganization, dated April
                         25, 1996, by and among the
                         Company, RCA, Stephen Rogers,
                         and John F. Casey.

99.11                    Section 262 of the Delaware             99.11
                         General Corporation Law.
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BARRA, INC.


Date:  June 27, 1996                   By /s/ JAMES D. KIRSNER
                                          --------------------------------
                                       Name:  James D. Kirsner
                                       Title: Chief Financial Officer

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                                INDEX TO EXHIBITS

Exhibit                  Description                             Sequentially Numbered Pages
- - -------                  -----------                             ---------------------------
23.1                     Consent of Deloitte & Touche LLP.

99.2                     Notice of Consent to Merger
                         and Rights of Appraisal.

99.3                     Letter of Transmittal, dated
                         June 28, 1996.

99.4                     Information Memorandum dated
                         June 28, 1996 concerning the
                         merger of RCA Acquisition
                         Corp. a wholly owned
                         subsidiary of BARRA, Inc.
                         with and into Rogers, Casey &
                         Associates, Inc. in exchange
                         for BARRA Common Stock.

99.5                     Financial Statements of RCA
                         and its Subsidiaries.

99.6                     The Company's Annual Report             Filed with the Commission
                         to Shareholders for fiscal              by the Company (File No.
                         year ended March 31, 1996.              0-19690) pursuant to the
                                                                 Exchange Act and is
                                                                 incorporated by reference
                                                                 in this Amendment No. 1
                                                                 to Form 8-K.

99.7                     Proxy Statement filed in                Filed with the Commission
                         connection with the Annual              by the Company (File No.
                         Report for the Annual Meeting           0-19690) pursuant to the
                         of Shareholders to be held on           Exchange Act and is
                         July 25, 1996.                          incorporated by reference
                                                                 in this Amendment No. 1
                                                                 to Form 8-K.

99.8                     Annual Report on Form 10-K              Filed with the Commission
                         for the fiscal year ended               by the Company (File No.
                         March 31, 1996.                         0-19690) pursuant to the
                                                                 Exchange Act and is
                                                                 incorporated by reference
                                                                 in this Amendment No. 1
                                                                 to Form 8-K.

99.9                    The Company and its
                        Subsidiaries Pro Forma
                        Condensed Combining Financial
                        Information.

99.10                   Agreement and Plan of
                        Reorganization, dated April
                        25, 1996, by and among the
                        Company, RCA, Stephen Rogers,
                        and John F. Casey.

99.11                   Section 262 of the Delaware
                        General Corporation Law.
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